J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Mid Cap Core Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated February 20, 2013 to the Summary Prospectuses dated November 1, 2012

Effective February 28, 2013 (the “Effective Date”), the expense cap for the Select Class Shares and investment process of the JPMorgan Mid Cap Core Fund (the “Fund”) will be changed as described below.

Expense Cap Change. Beginning on the Effective Date, the Fund’s adviser, administrator and distributor (the Service Providers) have agreed to decrease the expense limitation for the Fund’s Select Class Shares. As a result, the Service Providers will contractually agree to waive fees and/or reimburse expenses of the Select Class Shares to the extent that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.90% of the Select Class Shares’ average daily net assets. This contract cannot be terminated prior to 11/1/14 at which time the Service Providers will determine whether or not to renew or revise it.

Investment Strategy Change. On the Effective Date, the following will replace the third paragraph in the “What are the Fund’s main investment strategies?” section of the prospectuses:

Investment Process: In managing the Fund, the portfolio management team employs an investment process that seeks to identify both growth and value securities for the Fund. The team seeks to identify companies with leading competitive positions, talented management teams and durable business models. In addition, the team will invest in companies that either have the capacity to achieve a sustainable level of above average growth or have sustainable free cash flow generation with management committed to increasing shareholder value.

Effective immediately, the first paragraph of the summary prospectus is hereby deleted and replaced with the following:

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated November 1, 2012, as supplemented, are incorporated by reference into this Summary Prospectus.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUS FOR FUTURE REFERENCE

SUP-SPRO-MCC-213